BlackRock Index Funds, Inc.

BlackRock S&P 500 Index Fund

(the “Fund”)

Supplement dated March 15, 2013

to the Prospectus and Summary Prospectus of the Fund

The Board of Directors of BlackRock S&P 500 Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc., approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”), will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of the Acquiring Fund (the “Reorganization”). The Reorganization is subject to approval by the Fund’s shareholders and certain other conditions. On March 15, 2013, the Fund’s shareholders approved the Reorganization. The Reorganization remains contingent on the completion of the reorganization of Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC, with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio. Each reorganization is expected to close on or about April 19, 2013.

Shareholders should retain this Supplement for future reference.